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                                                  EXHIBIT 23.1



                     Consent of Independent Public Accountants


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 15, 1997 included in the HF Financial Corp. Form 10-K for the year ended June 30, 1997.



     Sioux Falls, South Dakota
     April 16, 1998



                              /s/   McGladrey & Pullen, LLP


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